June 17, 2024

WESTWOOD CAPITAL APPRECIATION AND INCOME FUND

Class A Shares Ticker Symbol:  WWTAX

Class C Shares Ticker Symbol:  WTOCX

Institutional Shares Ticker Symbol:  WLVIX

A Series of Ultimus Managers Trust

Supplement to the Prospectuses and Statement of Additional Information

dated February 28, 2024, as supplemented

On May 24, 2024, the Fund discontinued all sales of its shares, except shares purchased by existing shareholders through an established automatic investment plan, or shares acquired through the reinvestment of dividends and distributions. Effective July 16, 2024, shares of the Fund are no longer available for purchase and, at the close of business on July 16, 2024, all outstanding shares of the Fund will be redeemed at net asset value (the “Transaction”).

The Board of Trustees of the Trust (the “Board”), in consultation with the Fund’s investment adviser, Westwood Management Corp. (the “Adviser”), determined and approved to discontinue the Fund’s operations based on, among other factors, the Adviser’s belief that it would be in the best interests of the Fund and its shareholders to discontinue the Fund’s operations. Through the date of the Transaction, the Adviser will continue to waive investment advisory fees and reimburse expenses of the Fund, as necessary, in order to maintain the Fund at its current expense limit, as specified in the Fund’s current Prospectus and Summary Prospectus.

In connection with the Transaction, the Board directed that: (i) all of the Fund’s portfolio securities be liquidated in an orderly manner not later than July 16, 2024; and (ii) all outstanding shareholder accounts on July 16, 2024 be closed and the proceeds of each account, less any required withholding, be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing accounts. As a result of the Transaction, the Fund’s portfolio holdings will be reduced to cash or cash equivalents. Accordingly, going forward, shareholders should not expect the Fund to achieve its stated investment objective.

Shareholders may redeem all or a portion of their shares of the Fund on any business day prior to July 16, 2024 as specified in the Fund’s Prospectus.

The Transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders generally have 60 days from the date that proceeds are received to re-invest or “rollover” the proceeds into another IRA or qualified retirement account; otherwise, the proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding the Fund or the Transaction, please call the Fund toll free at 1-877-FUND-WHG (1-877-386-3944).

Investors Should Retain this Supplement for Future Reference.